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                                                                    EXHIBIT 10.1
                          [LETTERHEAD OF LECLAIR RYAN]



                                 August 23, 2002

                                                                    CONFIDENTIAL
                                                      ATTORNEY-CLIENT PRIVILEGED
                                                    FOR SETTLEMENT PURPOSES ONLY

VIA FACSIMILE and U.S. MAIL
Robert S. Frank, Esquire
Harvey & Frank
Two City Center
P.O. Box 126
Portland, Maine 04112-0126

    Re: Settlement--H. William Coogan, Jr., et al. v. Firstmark Corp., et al. Civ. Action 02-cv-165-P-H (U.S.D.C. Maine)

Dear Bob:

     This letter agreement (the "Letter Agreement")will set forth the terms for resolving the above-captioned matter that were discussed on August 22, 2002 by Paul Anders, counsel for plaintiffs, H. William Coogan, Jr. and Susan C. Coogan, as Trustee of the H. William Coogan Irrevocable Trust (collectively, the "Plaintiffs") and Robert Summers, Texas counsel for John J. Gorman, Arch Aplin, III, Charles H. Mayer and Robert J. Ellis (the "Texas Directors") and Jeff Joyce, counsel for Firstmark Corp (the "Company"). To the extent necessary, the Texas Directors and the Company shall be collectively referred to as the "Defendants."

     As threshold matters:

     A. All communications, whether verbal or written, relating to the above discussions and this letter agreement, are in connection with an attempt to compromise and settle the captioned matter and, therefore, the substance of the discussions and this letter shall be inadmissible in any proceeding currently pending or hereafter commenced, all in accordance with Federal Rules of Evidence 408 or any counterpart rule of any applicable jurisdiction; and

     B. This Letter Agreement shall be executed in separate counterparts by each Party.

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                                  LeClair Ryan

Robert S. Frank, Esquire
August 23, 2002
Page 2

___________________________


     Based on the foregoing, the Plaintiffs and Defendants agree as follows:

     1. There shall be an immediate cessation of all activities, including but not limited to pending and proposed discovery, whether initiated by the Defendants or the Plaintiffs, or any of them, and which are associated with the litigation currently pending in the United States District Court, District of Maine, styled Coogan, et al. v. Firstmark Corp, et al., Civil Action 02-CV-165-P-H (the "Standstill"). In the event any of the parties fail to perform any of the terms of the letter agreement, the Standstill shall expire immediately.

     2. The undersigned Texas Directors (Messrs. Gorman, Aplin, Mayer and Ellis), by their execution of this Letter Agreement, hereby, resign without qualification their respective Directorships and any and all other offices or positions that any of them hold with Firstmark Corp. (the "Company") or any of its subsidiaries. These resignations shall be effective immediately upon their execution of the Letter Agreement.

     3. The parties agree that on Monday, August 26, 2002, Plaintiffs will file with the United States District Court a motion for Preliminary Injunction that in form and substance will include the order provisions attached hereto as Exhibit A to the Letter Agreement and by reference incorporated herein (the "PI") and that Defendants will consent to the entry of such injunction and to the relief set forth in Exhibit A. The final form of the preliminary injunction shall be agreed upon by counsel for the parties prior to the submission to the Court. In the event the parties fail to reach agreement on the final form of the Order, Plaintiffs and Defendants shall submit separate proposed Orders, both of which shall in any event include the provisions contained in Exhibit A.

     4. On the next business day following the Substitute Annual Meeting, plaintiffs shall file an Amended Verified Complaint, which shall not be opposed by Defendants. The Amended Verified Complaint shall be identical to the current Verified Complaint but shall remove the allegations contained in paragraphs 2, 33 and 37.

     5. Once the Amended Verified Complaint has been filed with the District Court in the above-named matter, plaintiffs shall file a Motion to Dismiss the captioned matter without prejudice. Defendants shall not be required to file answers or responses to any complaint and no defaults shall be taken before the dismissal.

     6. On Monday, August 26, 2002, Messrs. Aplin and Ellis shall issue written instructions to their brokers to transfer the Aplin Shares and the Ellis Shares (as defined in the PI) to the Treasury of Firstmark. A copy of these written instructions shall be delivered by facsimile that same day to counsel for Plaintiffs.

     7. Upon the Company's receipt of confirmation that the Aplin Shares and the Ellis

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                                  LeClair Ryan

Robert S. Frank, Esquire
August 23, 2002
Page 3

Shares respectively, have been transferred to the Company in accordance with Paragraph 6 of the Letter Agreement, the Company agrees that within five business days after confirmation that the Company has received such shares, it shall pay to Mr. Ellis the sum of $75,000 and to Mr. Aplin the sum of $25,000 as compensation for services rendered to the Company.

     8. Plaintiffs do not object to the Company's payment of legal fees incurred by all of the defendants in the defense of the captioned matter through the date of this Letter Agreement, which currently total approximately $70,000.00. Counsel for Firstmark agrees that it shall provide its legal bills to plaintiffs' counsel immediately. As to these bills, the agreement set forth in this paragraph is subject to plaintiffs' review and approval of those bills.


                                             Sincerely,


                                             Paul D. Anders


     The foregoing, together with the Exhibit A to this Letter Agreement, is ratified, approved and confirmed in accordance with its terms on the date set opposite each signature as follows, each individual having due capacity to be bound, and pursuant to due authority with respect to the Company.

                      THIS SECTION INTENTIONALLY LEFT BLANK

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                                  LeClair Ryan

Robert S. Frank, Esquire
August 23, 2002
Page 4


The Parties

                                        Firstmark Corp.

Date: August 23, 2002                   By: /s/ Robert J. Ellis
                                            -------------------
                                        Its: Secretary

Date: August 23, 2002                   /s/ John J. Gorman
                                        ------------------
                                        John J. Gorman

Date: August 23, 2002                   /s/ Arch Aplin, III
                                        -------------------
                                        Arch Aplin, III

Date: August 23, 2002                   /s/ Charles H. Mayer
                                        --------------------
                                        Charles H. Mayer

Date: August 23, 2002                   /s/ Robert J. Ellis
                                        -------------------
                                        Robert J. Ellis


The Plaintiffs

Date: August 23, 2002                   /s/ H. William Coogan, Jr.
                                        --------------------------
                                        H. William Coogan, Jr.

Date: August 23, 2002                   /s/ Susan C. Coogan
                                        -------------------
                                        Susan C. Coogan, Trustee




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                                    EXHIBIT A

     IT IS HEREBY ORDERED AND DECREED THAT

     1. A Preliminary Injunction Order shall issue immediately and with the express consent of the parties, no security pursuant to Rule 65(c), Fed. R. Civ. P., is necessary.

     2. The Texas Directors, their employees, agents, servants, affiliates, attorneys, representatives, and any persons under their control or acting in concert or privity with them, are enjoined and restrained directly or indirectly
(i) from taking any action to challenge or change the record date of August 9, 2002 established for the Substitute Annual Meeting called by H. William Coogan, Jr. (the "Substitute Annual Meeting") or the notice to the shareholders thereof; and (ii) from taking any action to challenge or change the date of the Substitute Annual Meeting, or any date to which the same is subsequently adjourned.

     3. Defendant Aplin, and any person holding any proxy with respect to such shares, is hereby enjoined and restrained from voting the 25,000 common shares of Firstmark issued to Defendant Aplin on or after July 9, 2002 (the "Aplin Shares") at the Substitute Annual Meeting to be held September 6, 2002 and any adjournment thereof.

     4. It is hereby ordered that the Aplin Shares shall not be deemed to be outstanding as of the close of business on August 9, 2002 for any purpose.

     5. Defendant Ellis, and any person holding any proxy with respect to such shares, is hereby enjoined and restrained from voting the 75,000 common shares of Firstmark issued to Defendant Ellis on or after July 9, 2002 (the "Ellis Shares") at the Substitute Annual Meeting and any adjournment thereof.

     6. It is hereby ordered that the Ellis Shares shall not be deemed to be outstanding as of the close of business on August 9, 2002 for any purpose

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     8. This order shall remain in force and effect until the completion of the
Substitute Annual Meeting and any adjournment thereof.

Dated: 26/th/ day of August, 2002

                                                /s/ D. Brock Hornby
                                                -------------------
                                                Hon. D. Brock Hornby